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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: October 20, 2000
                        (Date of earliest event reported)


                           GALILEO INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

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
   Delaware                   1-13153                            36-4156005
(State or other       (Commission File Number)                 (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)
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           9700 West Higgins Road, Suite 400, Rosemont, Illinois 60018
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (847) 518-4000

                                 --------------
                                 Not Applicable
                                 --------------

          (Former name or former address, if changed since last report)








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ITEM 5. OTHER EVENTS.

     On October 19, 2000, the Board of Directors of Galileo International, Inc. (the "Company") authorized management to explore strategic alternatives for the Company to maximize shareholder value. Such alternatives include, but are not limited to, a leveraged buyout or sale to a strategic buyer. There is no assurance that any transaction will be completed. The board has begun the search for a financial advisor to explore and evaluate possible alternatives, and anticipates naming a financial advisor shortly. The Company is filing herewith the press release issued by the Company as Exhibit 99.1 that is incorporated herein by reference.

         This 8-K contains statements that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We have based these forward-looking statements on our current expectations and projections about future events. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements are subject to risks and uncertainties that could cause actual events or results to differ materially from the events or results expressed or implied by the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements. Risks and uncertainties associated with our forward-looking statements include, but are not limited to: the loss and inability to replace the bookings generated by one or more of our five largest travel agency customers; our ability to effectively execute our sales initiatives in key markets; our sensitivity to general economic conditions and events that affect airline travel and the airlines that participate in our Apollo'r' and Galileo'r' systems; circumstances relating to our investment in technology, including our ability to timely develop and achieve market acceptance of new products; our ability to successfully expand our operations and service offerings in new markets, including the on-line travel market; our ability to manage administrative, technical and operational issues presented by our expansion plans and acquisitions of other businesses; our ability to deliver to Galileo and to outside customers a new, Internet protocol-based network as planned, and for the cost and within the time frame currently estimated; the results of our international operations and expansion into developing and new computerized reservation system ("CRS") markets and other travel distribution channels, governmental approvals, trade and tariff barriers, and political risks; new or different legal or regulatory requirements governing the CRS industry; and natural disasters or other calamities that may cause significant damage to our Data Center facility.






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ITEM 7. EXHIBITS.
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Exhibit No.             Description
-----------             -----------
99.1                    Press Release
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             GALILEO INTERNATIONAL, INC.

                                             By:   /s/ James E. Barlett
                                                   --------------------
                                                   James E. Barlett
                                                   Chairman, President
                                                   and Chief Executive Officer

Dated:  October 20, 2000








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ITEM 7. EXHIBITS.

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
Exhibit No.    Description
-----------    ------------
   99.1        Press Release
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                  STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as.....'r'